                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 4, 2002
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                               SL INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

New Jersey                             1-4987                21-0682685
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 (State or other jurisdiction          (Commission           (IRS Employer
 of incorporation)                     File Number)          Identification No.)

         520 Fellowship Road, Suite A114, Mount Laurel, New Jersey 08054
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (856) 727-1500
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                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.   Other Events.
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            On March 4, 2002, SL Industries,  Inc.  received a notice of default under its revolving credit facility.  For additional  information,  reference is made to the press  release  attached  hereto as  Exhibit  99.1 and  incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
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          (c)    Exhibits
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                 Exhibit No.             Exhibits
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                 99.1                    Press Release of SL Industries, Inc.
                                         dated March 8, 2002.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SL INDUSTRIES, INC.

Dated: March 11, 2002                           By:/s/ David R. Nuzzo
                                                   ----------------------
                                                   Name:  David R. Nuzzo
                                                   Title: Vice President